(LEPERCQ-ISTEL FUND LOGO)

SEMI-ANNUAL
REPORT
June 30, 1998


AUGUST 1, 1998

DEAR SHAREHOLDERS:

For the first half of the year, the performance of your Fund and some relevant indices were as follows:

         Lepercq-Istel Fund                      13.1%
         Lipper Capital Appreciation Index       12.4%
         S&P 500                                 17.7%

REVIEW OF FIRST HALF OF 1998

The first half of the year was characterized by the trend of out-performance by a narrow group of stocks - a pattern that has been in place for the past three years. Because of their large market capitalization, the market leaders have had a disproportionate impact on the performance of S&P 500 and several other widely referenced indices. While the gain on the S&P 500 index was 17.7% for the first half, the average gain for a S&P 500 stock was 12.1%. Smaller companies fared even poorer, with the Russell 2000 gaining only 5.3% for the period. The sustained period of out-performance by a small group of market leaders has elevated many of them to discomforting levels of valuation.

OUR CURRENT OUTLOOK

The economic problems of Asia and their impact on earnings of U.S. companies continue to weigh heavily on the U.S. market. The gains of the U.S. market during the first half were a reflection of the willingness by investors to discount the problems of Asia as a two or three quarter problem. However, as Asia continues to flounder, concerns have grown that its impact on the earnings of U.S. companies will persist for a greater period. While we are likely to agree that a turnaround in Asia will take longer than previously expected, we also believe that the region need only stabilize in order to stop being a source of negative earnings comparisons for U.S. companies.

We continue to believe that, despite the negative impact of Asia, the basic building blocks of the U.S. economy and stock market of the past eight years - low or declining interest rates, quiescent inflation and adequate demand - remain in place. The past several years have not lacked for challenges to the phenomenally successful economic environment of the U.S.; one recently described by Chairman Greenspan as enjoying a "virtuous cycle". In 1997 alone, in reaction to concerns that elements of this virtuous cycle were at risk, the stock market in the U.S. experienced several corrections - two of which saw prices drop about 10% - before concerns were again allayed.

For the second half of the year, we view our task as being one of continuing to unearth companies in transformation that are led by strong management teams.

Thank you for your continued support.

Sincerely,

/s/ Tsering Ngudu                  /s/ Jerry Getsos

Tsering Ngudu                      Jerry Getsos
President & Portfolio Manager      Executive Vice President & Portfolio
                                   Manager

 Past performance in not predicture of future performance.



SCHEDULE OF INVESTMENTS
JUNE 30, 1998
(UNAUDITED)

 NUMBER OF
 SHARES OR
 PRINCIPAL                                       MARKET
   AMOUNT                                         VALUE
 ---------                                       -------

           COMMON STOCKS - 92.46%
           BANKS - 9.40%
   20,000  Bank of New York                   $1,213,750
   14,000  Chase Manhattan                     1,057,000
   20,000  U.S. Bancorp                          860,000
                                             -----------
                                               3,130,750
                                             -----------
           CHEMICAL/COMMODITY - 1.46%
    6,500  du Pont (E.I.) de Nemours             485,062
                                             -----------
           COMMUNICATIONS - 20.25%
   30,000  Ascend Communications*<F1>          1,486,875
   35,000  Bay Networks*<F1>                   1,128,750
   30,000  Comverse Technology*<F1>            1,556,250
   90,000  Digital Microwave*<F1>                652,500
   40,000  Loral Space & Communications*<F1>   1,130,000
   15,000  Motorola                              788,437
                                             -----------
                                               6,742,812
                                             -----------
           COMPUTERS/INFORMATION - 2.98%
   35,000  Compaq Computer                       993,125
                                             -----------
           DIVERSIFIED INDUSTRIALS - 2.21%
   37,000  Coltec Industries*<F1>                735,375
                                             -----------
           FOOD - 2.97%
   18,000  Quaker Oats                           988,875
                                             -----------
           INDUSTRIAL/COMMERCIAL SERVICES - 3.00%
   30,000  First Data                            999,375
                                             -----------
           INSURANCE - 4.21%
   30,000  Conseco                             1,402,500
                                             -----------
           MEDIA/BROADCASTING - 6.48%
   30,000  CBS                                   952,500
   10,000  CD Radio*<F1>                         385,000
   20,000  Seagrams                              818,750
                                             -----------
                                               2,156,250
                                             -----------
           MEDICAL SUPPLIES - 3.01%
   20,000  Bausch & Lomb                       1,002,500
                                             -----------
           PHARMACEUTICALS - 3.47%
   25,000  Pharmacia & Upjohn                  1,153,125
                                             -----------
           POLLUTION MANAGEMENT - 2.53%
   30,000  United States Filter*<F1>             841,875
                                             -----------
           RETAILERS - 5.09%
   25,000  Borders Group*<F1>                    925,000
   40,000  Kmart*<F1>                            770,000
                                             -----------
                                               1,695,000
                                             -----------
           SEMICONDUCTOR - 5.51%
   50,000  Adaptec*<F1>                          715,625
   12,000  Applied Materials*<F1>                354,000
   23,000  Integrated Circuit Systems*<F1>       382,375
   20,000  Lam Research*<F1>                     382,500
                                             -----------
                                               1,834,500
                                             -----------
           SOFTWARE/PROCESSING - 16.69%
   20,000  BMC Software*<F1>                   1,038,750
   15,000  Computer Associates International     833,437
   25,000  Network Associates*<F1>             1,196,875
  100,000  Novell*<F1>                         1,275,000
   25,000  Sterling Commerce*<F1>              1,212,500
                                             -----------
                                               5,556,562
                                             -----------
           TELEPHONE - 3.20%
   22,000  WorldCom*<F1>                       1,065,625
                                             -----------
           Total Common Stocks
             (Cost $24,096,677)               30,783,311
                                             -----------
           RESTRICTED SECURITIES+<F2> - 0.00% (NOTE 2)
   38,020  Westfed Holdings, Class B, Common*<F1>      1
  128,290  Westfed Holdings, 15.50%,
             Convertible Preferred*<F1>                1
                                             -----------
           Total Restricted Securities
             (Cost $11,126,810)                        2
                                             -----------
           U.S. TREASURY BILLS - 7.31%
$1,105,000 U.S. Treasury Bill, due 7/30/98     1,100,668
 1,345,000 U.S. Treasury Bill, due 9/10/98     1,332,002
                                             -----------
           Total U.S. Treasury Bills
             (Cost $2,432,635)                 2,432,670
                                             -----------
           Total Investments - 99.77%
             (Cost $37,656,122)               33,215,983
                                             -----------
           Other Assets
             Less Liabilities - 0.23%             77,524
                                             -----------
           NET ASSETS - 100.00%              $33,293,507
                                             ===========

       *<F1> Non-income producing security.
       +<F2> The Westfed Holdings securities were acquired for a total cost of $2 in conjunction with the Agreement on Transfer of Assets between Lepercq, de Neuflize & Co. Incorporated and Pilgrim Management Corporation. As part of the Agreement on Transfer, the Fund acquired net tax operating loss carryforwards which are further explained in Note 5.

See accompanying notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
(UNAUDITED)

ASSETS:
   Investments, at market value
     (Cost $37,656,122) (Note 2)                 $33,215,983
   Receivable for Fund shares sold                     4,000
   Cash                                              135,203
   Dividend receivable                                17,605
   Other assets                                       16,305
                                                 -----------
   Total Assets                                   33,389,096
                                                 -----------
LIABILITIES:
   Payable to Adviser                                 60,063
   Accrued expenses and other liabilities             35,526
                                                 -----------
   Total Liabilities                                  95,589
                                                 -----------
NET ASSETS                                       $33,293,507
                                                 ===========
NET ASSETS CONSIST OF:
   Capital stock                                 $32,485,005
   Accumulated undistributed
     net investment (loss)                           (65,102)
   Accumulated undistributed
     net realized gains on investments             5,313,743
   Net unrealized (depreciation)
     on investments (Note 2)                      (4,440,139)
                                                 -----------
   Total Net Assets                              $33,293,507
                                                 ===========
   Shares outstanding (unlimited shares of $1.00
     par value authorized)                         1,532,883
   Net Asset Value, offering and redemption price     $21.72
                                                      ======

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1998 (UNAUDITED)

INVESTMENT INCOME:
   Dividend income (net of taxes
     withheld of $297)                               $69,343
   Interest income                                    83,335
   Other income                                        2,428
                                                  ----------
   Total income                                      155,106
                                                  ----------
EXPENSES:
   Investment advisory fee                           115,806
   Administration fee                                 15,568
   Shareholder servicing fees and expense             14,355
   Fund accounting fee                                12,091
   Custody fees                                        5,734
   Federal and state registration                      8,728
   Professional fees                                  30,007
   Reports to shareholders                             1,453
   Trustee fees and expenses                          10,858
   Distribution expenses                               1,061
   Insurance                                           3,296
   Other                                               1,251
                                                  ----------
   Total expenses                                    220,208
                                                  ----------
NET INVESTMENT (LOSS)                                (65,102)
                                                  ----------
REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
   Net realized gain on investments                4,108,321
   Change in unrealized
     depreciation on investments                    (299,779)
                                                  ----------
   Net realized and unrealized
     gain on investments                           3,808,542
                                                  ----------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                $3,743,440
                                                  ==========

                See accompanying notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

                                    SIX MONTHS ENDED       YEAR ENDED
                                     JUNE 30, 1998     DECEMBER 31, 1997
                                    ---------------    -----------------
                                      (UNAUDITED)
OPERATIONS:
   Net investment (loss)               $  (65,102)        $  (98,163)
   Net realized gain on investments     4,108,321          3,520,945
   Change in unrealized depreciation
     on investments                      (299,779)        (1,714,017)
                                      -----------        -----------
   Net increase in net assets
     resulting from operations          3,743,440          1,708,765
                                      -----------        -----------
DISTRIBUTIONS TO
SHAREHOLDERS FROM:
   Net realized gains                          --         (2,035,270)
                                      -----------        -----------
CAPITAL SHARE TRANSACTIONS:
   Proceeds from shares sold            1,966,797          6,225,042
   Proceeds from shares issued to
     holders in reinvestment of
     dividends                                 --          1,089,556
   Cost of shares redeemed               (865,943)        (2,693,972)
                                      -----------        -----------
   Net increase in net assets from
     capital share transactions         1,100,854          4,620,626
                                      -----------        -----------
TOTAL INCREASE IN NET ASSETS            4,844,294          4,294,121
                                      -----------        -----------
NET ASSETS:
   Beginning of year                   28,449,213         24,155,092
                                      -----------        -----------
   End of year (including undistributed
     net investment loss of
     $(65,102) and $0, respectively)  $33,293,507        $28,449,213
                                      ===========        ===========

                See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS

                                         SIX MONTHS
                                            ENDED
                                          JUNE 30,                               YEAR ENDED DECEMBER 31,
                                                            -----------------------------------------------------------------
PER SHARE DATA:                             1998            1997           1996           1995          1994            1993
                                        ------------       ------         ------         ------        ------          ------
                                         (UNAUDITED)
Net asset value, beginning of period       $19.21          $19.03         $15.83         $13.17        $14.84          $14.17
                                          -------         -------        -------        -------       -------         -------
Income from investment operations:
   Net investment income (loss)             (0.04)          (0.07)(1)<F3>  (0.11)(1)<F3>  0.14(1)<F3>    0.18            0.29
   Net realized and unrealized gains
     (losses) on investments                 2.55            1.69           4.26           3.42         (0.93)           1.62
                                          -------         -------        -------        -------       -------         -------
   Total from investment operations          2.51            1.62           4.15           3.56         (0.75)           1.91
                                          -------         -------        -------        -------       -------         -------
Less distributions:
   Dividends from net investment income        --              --             --          (0.13)        (0.18)          (0.29)
   Dividends in excess of net
     investment income                         --              --             --             --         (0.03)          (0.03)
   Distributions from capital gains            --           (1.44)         (0.95)         (0.77)        (0.71)          (0.92)
                                          -------         -------        -------        -------       -------         -------
   Total distributions                         --           (1.44)         (0.95)         (0.90)        (0.92)          (1.24)
                                          -------         -------        -------        -------       -------         -------
Net asset value, end of period             $21.72          $19.21         $19.03         $15.83        $13.17          $14.84
                                          -------         -------        -------        -------       -------         -------
                                          -------         -------        -------        -------       -------         -------
Total return                                13.1%(3)<F5>     9.0%          26.3%          27.1%        (5.1)%           13.5%
Supplemental data and ratios:
   Net assets (in millions)
     end of period                          $33.3           $28.4          $24.2          $20.2         $18.5           $16.6
   Ratio of expenses to
     average net assets                     1.42%(4)<F6>    1.51%          1.65%(2)<F4>   1.50%         1.56%           1.51%
   Ratio of net investment income
     (loss) to average net assets          (0.42)%(4)<F6>  (0.40)%         0.65%(2)<F4>   0.89%         1.36%           2.00%
   Portfolio turnover rate                 33.39%          71.20%         54.13%         59.72%        70.66%          19.88%

(1)<F3> Net investment income per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.
(2)<F4> Without voluntary expense reimbursements of $13,000 for the year ended December 31, 1996, the ratio of expenses to average net assets would have been 1.71% and the ratio of net investment loss to average net assets would have been (0.71)%.
(3)<F5> Not annualized.
(4)<F6> Annualized.

 See accompanying notes to financial statements.


NOTES TO FINANCIAL STATEMENTS - JUNE 30, 1998 (UNAUDITED)

1.   SIGNIFICANT ACCOUNTING POLICIES

 Lepercq-Istel Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company, established under a Declaration of Trust dated April 8, 1986. The Trust was formerly a Delaware corporation established in 1953 known as Istel Fund, Inc. On April 8, 1986, the shareholders of Istel Fund, Inc. (the Trust's predecessor) approved a plan of reorganization (the "Reorganization") under which Istel Fund, Inc. converted its corporate structure to change from a Delaware corporation to a Massachusetts business trust. In accordance with the terms and conditions of the Reorganization, Istel Fund, Inc. changed its name to Lepercq-Istel Trust. The Trust currently consists of one series, Lepercq-Istel Fund (the "Fund"). The principal investment objective of the Fund is long-term capital appreciation. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles for investment companies.

 a) Investment Valuation--Investments in securities traded on a national securities exchange are valued at the last reported sale on the primary exchange on which they are traded. Investments not listed on a securities exchange and exchange-listed securities for which no sale was reported for that date are valued at the last reported bid price. Once short-term securities have a maturity of 60 days or less, they are valued at amortized cost which approximates market value; prior to that they are marked to market. Restricted securities for which quotations are not readily available are valued at fair value as determined by the Adviser under the supervision of the Board of Trustees.

 b) Federal Income Taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income as well as any net realized gains to its shareholders. Therefore, no federal income tax provision is required. Generally accepted accounting principles require that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

 c) Distributions to Shareholders--Dividends from net investment income are declared and paid semi-annually. Distributions of net realized capital gains, if any, will be declared at least annually.

 d) Use of Estimates--The preparation of financial statements in conformity with generally accepted accounting principals requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

 e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Discounts on securities purchased are amortized over the life of the respective security.

2.   RESTRICTED SECURITIES

 On June 30, 1998, the Fund held certain restricted securities (i.e., securities which may not be publicly sold without registration under the federal Securities Act of 1933, as amended, or without an exemption under such
 Act). These securities were acquired from the Pilgrim Corporate Utilities Fund on July 29, 1994, under an Agreement on Transfer of Assets between Lepercq, de Neuflize & Co. Incorporated and Pilgrim Management Corporation. On June 30, 1998, and on the date these restricted securities were acquired, there were no market quotations available for unrestricted securities of the same class. In the opinion of the Fund's Adviser these securities are worthless. Consequently, each position has been valued at $1 for a total value for all restricted securities of $2. The value at which these securities were acquired by the Fund, the original cost of these securities to Pilgrim Corporate Utilities Fund and the net unrealized loss that accrues to the Fund from the acquisition of these securities are as follows:

                                                     ACQUISITION         ORIGINAL COST          NET UNREALIZED LOSS
                                                     COST TO FUND          TO PILGRIM             ACCRUED TO FUND
                                                    --------------        ------------          -------------------
 Westfed Holdings, Class B, Common                       $1             $       1,148             $      1,147
 Westfed Holdings, 15.50%, Convertible Preferred          1                11,125,662               11,125,661
                                                                        -------------            -------------
 Total restricted securities (Market Value
     of $2 at June 30, 1998)                                              $11,126,810              $11,126,808
                                                                        =============            =============


3.   AGREEMENTS

 The Fund has entered into an investment advisory agreement with Lepercq, de Neuflize & Co. Incorporated (the "Adviser"). The Adviser is entitled to receive a fee, computed and accrued daily and payable quarterly, at the annual rate of 0.75% of the Fund's average daily net assets.

 For the six months ended June 30, 1998, the Fund paid Lepercq, de Neuflize Securities Inc., a wholly owned subsidiary of the Adviser, $4,950 of brokerage commissions.

 Firstar Trust Company, a subsidiary of Firstar Corporation, a publicly held bank-holding company, serves as the Fund's custodian, transfer agent, administrator and accounting services agent.

 The Board of Trustees, on behalf of the Fund, has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Pursuant to the Plan, the Fund may incur distribution expenses of up to 0.75% per annum of its average daily net assets. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. In accordance with the Shareholder Servicing Plan, the Fund may enter into Shareholder Service Agreements under which it pays fees of up to 0.25% of the average daily net assets for fees incurred in connection with the personal service and maintenance of accounts holding the shares of the Fund. The Fund incurred $1,061 pursuant to the Plans for the six months ended June 30, 1998.

4.   CAPITAL SHARE TRANSACTIONS

 Transactions in shares of beneficial interest were as follows:

                                  SIX MONTHS ENDED       YEAR ENDED
                                   JUNE 30, 1998     DECEMBER 31, 1997
                                  ----------------   -----------------
 Shares subscribed                     93,076             289,992
 Shares issued to holders in
   reinvestment of dividends              --               59,965
 Shares redeemed                      (41,211)           (138,328)
                                    ---------           ---------
 Net (decrease)                        51,865             211,629
                                    =========           =========

5.   INVESTMENT TRANSACTIONS

 The aggregate purchases and sales of securities, excluding short-term investments, for the Fund for the six months ended June 30, 1998, were as follows:
                                           U.S. GOVERNMENT          OTHER
                                           ----------------        -------
 Purchases                                        --            $12,914,337
 Sales                                        $25,000             9,211,864

 At June 30, 1998, gross unrealized appreciation and depreciation of investments for federal income-tax purposes were as follows:

 Appreciation                                                  $  8,086,600
 (Depreciation)                                                 (12,526,739)
                                                              -------------
 Net unrealized depreciation on investments                    $ (4,440,139)
                                                              =============

 At June 30, 1998, the cost of investments for federal income-tax purposes was $37,656,122.

 The Fund acquired a tax capital loss carryforward from the Pilgrim
 Corporate Utilities Fund on July 29, 1994 under an Agreement on Transfer of Assets between the Adviser and Pilgrim Management Corporation. The Fund is limited to recognizing $332,593 of this loss per year until December 31, 2001. Net unrealized gains and losses may also differ for book and tax purposes as a result of disallowance for tax purposes of built-in losses that were acquired under the Agreement on Transfer of Assets.

SPECIAL MEETING OF SHAREHOLDERS, APRIL 27, 1998

 A Special Meeting of Shareholders of The Lepercq-Istel Fund (the "Fund"), a series of The Lepercq-Istel Trust (the "Trust"), was held April 27, 1998, at the offices of the Trust. As of March 11, 1998, the record date, outstanding shares of the Fund were 1,482,212.756. Holders of 1,187,033.568 shares of the Fund were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Fund and thus constituting a quorum. The following matters were voted on at the meeting.

 1) The Shareholders of the Trust elected the following nominees to the Board of Trustees: Stanley A. Deitch, Bruno Desforges, Francois Letaconnoux, Jean-Louis Milin, Dr. Marvin Schiller, Franz Skryanz, Marie-Monique Steckel and Dennis Tarzian.

                                                        WITHHOLD/  BROKER SHARES
                                  FOR        AGAINST     ABSTAIN     NOT VOTED
                                 ----        -------     --------   ------------
 Stanley A. Deitch          1,173,161.990      58.081    4,568.497    9,245.000
 Bruno Desforges            1,172,304.636     915.435    4,568.497    9,245.000
 Francois Letaconnoux       1,172,304.636     915.435    4,568.497    9,245.000
 Jean-Louis Milin           1,168,906.283   4,313.788    4,568.497    9,245.000
 Dr. Marvin Schiller        1,172,447.015     773.056    4,568.497    9,245.000
 Franz Skryanz              1,173,019.611     200.460    4,568.497    9,245.000
 Marie-Monique Steckel      1,173,161.990      58.081    4,568.497    9,245.000
 Dennis Tarzian             1,172,388.934     831.137    4,568.497    9,245.000

 2) The Shareholders of the Trust elected to modify the Fund's investment objective.
                                                        WITHHOLD/  BROKER SHARES
                                  FOR        AGAINST     ABSTAIN     NOT VOTED
                                 ----        -------     --------   ------------
                            1,023,817.148   56,693.205  24,546.215   81,977.000

 3) The Shareholders of the Trust elected to reclassify, modify, or eliminate certain fundamental investment restrictions of the Fund.

                                                        WITHHOLD/  BROKER SHARES
                                  FOR        AGAINST     ABSTAIN     NOT VOTED
                                 ----        -------     --------   ------------
                              994,807.192   40,665.345  69,581.891   81,979.140

TRUSTEES

     Stanley A. Deitch        Principal, CPI Associates, Inc., Member, American
                                Institute of CPA's.

+<F8>Bruno Desforges          Chairman of the Board; Managing Director,
                                Lepercq, de Neuflize & Co. Incorporated;
                                Director and Chairman of the Board,
                                Lepercq, de Neuflize Securities Inc.

+<F8>Francois Letaconnoux     Director, President and Chief Executive Officer,
                                Lepercq Inc., Lepercq, de Neuflize & Co.
                                Incorporated and Lepercq,
                                de Neuflize Securities Inc.

     Jean-Louis Milin         Managing Director, Banque de Neuflize,
                                Schlumberger, Mallet

*<F7>Dr. Marvin Schiller      Director, Salant Corporation; Director,
                                Tutor Time Learning Systems, Inc.;
                                General Partner, Reprise Capital Corp.;
                                Former Managing Director, A.T. Kearney, Inc.

*<F7>Franz Skryanz            Financial Consultant; prior thereto,
                                Vice President, Sutton & Edwards;
                                prior thereto, Treasurer, Chief Financial
                                Officer, Schenkers International

     Marie-Monique Steckel    President, France Telecom North America; Director,
                                Microcard Technologies Inc.; Director, GlobeCast North America Inc.; Director, C&P Press, Inc.

     Dennis Tarzian           President and Chief Executive Officer, New Century
                                Education Corp.; Director, National Registered Agents, Inc.; prior thereto, Vice President and Chief Operating Officer, Paramount Communications Business,
                                Technical and Professional Group.

*<F7> Member of Audit, Ethics and Nominating Committees
+<F8> Interested Trustees

OFFICERS
 Tsering Ngudu                      President

 Jerry Getsos                       Executive Vice President

 Stephen T. Murphy                  Treasurer and Secretary

 Peter Hartnedy                     Controller

 Investment Adviser                 Lepercq, de Neuflize & Co. Incorporated,
                                      New York

 Underwriter and Distributor        Lepercq, de Neuflize Securities Inc.,
                                      New York

 Custodian, Transfer Agent,         Firstar Trust Company, Wisconsin
 Dividend Paying Agent, Accounting
 Services Agent and Administrator

 Legal Counsel                      Kramer, Levin, Naftalis & Frankel, New York

 Independent Auditors               KPMG Peat Marwick LLP, Wisconsin


Lepercq-Istel Fund

(LEPERCQ-ISTEL FUND LOGO)
1675 Broadway, New York, N.Y. 10019
Telephone:(212) 698-0749
Shareholder Services: (800) 497-1411

This report is issued for the information of shareholders of Lepercq-Istel Fund, and is not authorized for distribution to prospective investors in the Fund unless it is preceded or accompanied by a current prospectus.